UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 6, 2016 (June 29, 2016)

Teladoc, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37477	04-3705970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road, Suite 203,
Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

(203) 635-2002

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 29, 2016, Teladoc, Inc. (the “Company”), Copper Acquisition Sub One, Inc., a wholly owned subsidiary of the Company (“Merger Sub 1”), and Copper Acquisition Sub Two, Inc., a wholly owned subsidiary of the Company (“Merger Sub 2”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HY Holdings, Inc. (“HY Holdings”) and Frontier Fund IV, L.P., in its capacity as the Stockholder Representative thereunder, pursuant to which the Company agreed to acquire all of the capital stock of HY Holdings.

The Merger Agreement provided, among other things, that the acquisition of HY Holdings would be accomplished by means of (i) the merger of Merger Sub 1 with and into HY Holdings, with HY Holdings continuing as the surviving corporation (the “First Surviving Corporation”) (the “First Merger”), immediately followed by (ii) the merger of the First Surviving Corporation with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving corporation and a direct, wholly owned subsidiary of the Company.  As a result of the First Merger, former holders of capital stock of HY Holdings and options to purchase capital stock of HY Holdings (collectively, the “Equityholders”) will receive a pro rata share of  (a) 6,955,796 shares of common stock of the Company (the “Shares”), with an aggregate value of $80 million, based on an agreed per share price of $11.5012 per share, and (b) $45 million in cash, with such cash  amount being subject to a customary post-closing adjustment based on, among other things, the amount of cash and working capital in the business at the closing date.

The Merger Agreement contains customary representations, warranties and covenants by HY Holdings, the Company, Merger Sub 1 and Merger Sub 2.  The Merger Agreement also contains customary indemnities of the Company and the Equityholders.  (i) $4.5 million in cash and (ii) 695,580 shares of common stock of the Company, with an aggregate value of $8 million, based on an agreed per share price of $11.5012 per share, will be held in escrow to secure the indemnification obligations of the Equityholders, including indemnification obligations related to the breach of representations, warranties and covenants of HY Holdings contained in the Merger Agreement.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto. The Merger Agreement and the above description have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company or any other parties to the Merger Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Merger Agreement as statements of factual information.

This filing does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Shares were issued in a private placement pursuant to the terms of the Merger Agreement, and may only be offered or sold pursuant to an effective registration statement or an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 1, 2016, the Company completed its acquisition of HY Holdings.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Company agreed to issue 6,955,796 shares of common stock of the Company, with an aggregate value of $80 million, based on an agreed per share price of $11.5012 per share.  The issuance of such shares was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506 promulgated under Regulation D under the Securities Act.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on June 30, 2016 announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
The following exhibit is filed as part of this report:
2.1

Agreement and Plan of Merger, dated as of June 29, 2016, by and among Teladoc, Inc., Copper Acquisition Sub One, Inc., Copper Acquisition Sub Two, Inc., HY Holdings, Inc. and Frontier Fund IV, L.P., as stockholder representative*

The following exhibit is furnished as part of this report:
99.1	Press Release issued by Teladoc, Inc., dated June 30, 2016

*     Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding future revenues, future earnings, future numbers of members or clients, litigation outcomes, regulatory developments, market developments, new products and growth strategies, and the effects of any of the foregoing on our future results of operations or financial conditions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market conditions and receptivity to our services and offerings; (iii) results of litigation; (iv) the loss of one or more key clients; and

(v) changes to our abilities to recruit and retain qualified providers into our network.  Additional relevant risks that may affect our results are described in certain of our filings with the Securities and Exchange Commission.

Any forward-looking statement made by us in this Current Report on Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELADOC, INC.

Date: July 6, 2016	By:	/s/ Adam C. Vandervoort
	Name:	Adam C. Vandervoort
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
The following exhibit is filed as part of this report:
2.1

Agreement and Plan of Merger, dated as of June 29, 2016, by and among Teladoc, Inc., Copper Acquisition Sub One, Inc., Copper Acquisition Sub Two, Inc., HY Holdings, Inc. and Frontier Fund IV, L.P., as stockholder representative*

The following exhibit is furnished as part of this report:
99.1	Press Release issued by Teladoc, Inc., dated June 30, 2016

*           Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.